SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the registrant  ☑

Filed by a Party other than the registrant  ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☑	Definitive additional materials

☐	Soliciting material pursuant to Rule 14a-12

BELDEN INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

(3)	Filing party:

(4)	Date filed:

VIEW MATERIALS & VOTE w SCAN TO BELDEN INC. 1 NORTH BRENTWOOD BOULEVARD 15TH FLOOR ST. LOUIS, MO 63105 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Participants in the Belden Retirement Savings Plan, Tripwire 401(k) Plan, or PPC 401(k) plan have an earlier voting deadline, described on the reverse side, to vote shares held through such plan(s). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/BDC2021 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. Participants in the Belden Retirement Savings Plan, Tripwire 401(k) Plan, or PPC 401(k) plan have an earlier voting deadline, described on the reverse side, to vote shares held through such plan(s). VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D48173-P51396 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. BELDEN INC. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: For Against Abstain The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5. ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! 1a. David J. Aldrich For Against Abstain 2. Ratification of the appointment of Ernst & Young as the Company’s Independent Registered Public Accounting Firm for 2021. Advisory vote on executive compensation for 2020. ! ! ! ! ! ! ! ! ! ! ! ! 1b. Lance C. Balk 3. 1c. Steven W. Berglund 1d. Diane D. Brink 4. Approval of the Belden Inc. 2021 Long Term Incentive Plan. 5. Approval of the Belden Inc. 2021 Employee Stock Purchase Program. 1e. Judy L. Brown 1f. Nancy Calderon NOTE: In their discretion, proxies are authorized to transact and vote upon such other business as may properly come before the meeting. 1g. Bryan C. Cressey 1h. Jonathan C. Klein 1i. George E. Minnich YesNo ! ! 1j. Roel Vestjens Please indicate if you plan to attend this meeting Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. D48174-P51396 BELDEN INC. PROXY FOR ANNUAL MEETING OF STOCKHOLDERS MAY 26, 2021 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder of Belden Inc. appoints Brian E. Anderson and Nicholas E. Eckelkamp as proxies, acting jointly or severally and with full power of substitution, for and in the name of the undersigned to vote at the Annual Meeting of Stockholders to be held on May 26, 2021, beginning at 12:30 p.m., central time, online at www.virtualshareholdermeeting.com/BDC2021 and at any adjournments or postponements thereof, as directed, on the matters set forth in the accompanying Proxy Statement and on all other matters that may properly come before the Annual Meeting, including on a motion to adjourn or postpone the Annual Meeting to another time or place (or both) for the purpose of soliciting additional proxies. Signing and dating this proxy card will have the effect of revoking any proxy card that you signed on an earlier date, and will constitute a revocation of all previously granted authority to vote for every proposal included on any proxy card. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO CHOICE IS SPECIFIED AND THE PROXY IS SIGNED AND RETURNED, THEN THE PROXY WILL BE VOTED ON THE PROPOSALS CONSISTENT WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. If you are a participant in the Belden Retirement Savings Plan, Tripwire Inc. 401(k) Plan, or PPC 401(k) Plan and hold shares of Belden Inc. common stock pursuant to either plan, you will receive a proxy card associated with such shares from the plan administrator in addition to a proxy card from any other custodian through which you hold shares. To allow sufficient time for the Belden Retirement Savings Plan, Tripwire Inc. 401(k) Plan, and PPC 401(k) Plan Trustee to vote, the trustee must receive your voting instructions by 11:59 p.m. Eastern time on May 23, 2021. If the trustee does not receive your instructions by that date, the trustee will not vote your shares. Receipt is hereby acknowledged of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 8, 2021, and the Annual Report to Stockholders for the year ended December 31, 2020. Continued and to be signed on reverse side

Your Vote Counts! BELDEN INC. 2021 Annual Meeting Vote by May 25, 2021 11:59 PM ET BELDEN INC. 1 NORTH BRENTWOOD BOULEVARD 15TH FLOOR ST. LOUIS, MO 63105 D48176-P51396 You invested in BELDEN INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 26, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 12, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* May 26, 2021 12:30 p.m., central time Smartphone users Point your camera here and vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/BDC2021 *Please check the meeting materials for any special requirements for meeting attendance. V1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items D48177-P51396 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1. Election of Directors Nominees: 1a. David J. Aldrich For 1b. Lance C. Balk For 1c. Steven W. Berglund For 1d. Diane D. Brink For 1e. Judy L. Brown For 1f. Nancy Calderon For 1g. Bryan C. Cressey For 1h. Jonathan C. Klein For 1i. George E. Minnich For 1j. Roel Vestjens For 2. Ratification of the appointment of Ernst & Young as the Company’s Independent Registered Public Accounting Firm for 2021. For 3. Advisory vote on executive compensation for 2020. For 4. Approval of the Belden Inc. 2021 Long Term Incentive Plan. For 5. Approval of the Belden Inc. 2021 Employee Stock Purchase Program. For NOTE: In their discretion, proxies are authorized to transact and vote upon such other business as may properly come before the meeting.